                                                                    EXHIBIT 99.1

                  EXTENDED STAY AMERICA, INC. AND SUBSIDIARIES

  These unaudited pro forma consolidated statements of operations are presented as if the acquisitions of the Acquired Facilities and the proposed acquisitions of the KHEC Facility and the M & M Facilities and the related issuances of shares of common stock had occurred at the beginning of the relevant period. For the year ended December 31, 1995, the statement also reflects the acquisition of the Marietta Facility and estimated incremental expenses to operate as a publicly held company as if it were publicly held on the date of inception. Such pro forma information is based in part upon the consolidated statements of operations of Extended Stay America, Inc. and subsidiaries and the statements of operations of Welcome, Apartment/Inn, Hometown Inn, KHEC, Gwinnett, and the M & M Facilities. They should be read in conjunction with the financial statements listed in the index on page F-1 of this Prospectus. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The acquisition of the lodging facility from AATI has not been included in these unaudited statements of operations because the purchase price and the unaudited results of operations for the periods, when measured in relation to the Company, did not meet certain materiality standards and can be excluded as permitted by the rules and regulations of the Securities and Exchange Commission.

  These unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming such transactions had been completed as of the beginning of the period, nor do they purport to represent the results of operations for any future periods. Results of operations and the related earnings or loss per share for future periods will be affected by a number of factors, including but not limited to, the number of facilities opened and the operating results therefrom, interest costs incurred on indebtedness (including the amortization of the fees paid in cash and common stock to DLJ), corporate operating and property management expenses, site selection costs and the number of future shares issued.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE PERIOD FROM JANUARY 9, 1995 (INCEPTION)
                     THROUGH DECEMBER 31, 1995 (UNAUDITED)

                                                                    PRO FORMA
                                       COMPLETED                    COMPLETED     PROPOSED
                           ACTUAL     ACQUISITIONS ADJUSTMENTS     ACQUISITIONS ACQUISITIONS ADJUSTMENTS      PRO FORMA
Revenue:
 Room revenue........... $   817,133   $5,957,989  $ (135,614)(1)   $6,639,508   $6,940,992  $ (152,131)(1)  $13,428,369
 Management fees........      17,775                  (17,775)(2)
 Other revenue..........      42,977      277,596      (6,398)(1)      314,175      431,323      (9,453)(1)      736,045
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
   Total revenue........     877,885    6,235,585    (159,787)       6,953,683    7,372,315    (161,584)      14,164,414
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
Costs and expenses:
 Property operating
  expenses..............     332,523    2,655,610     (61,941)(1)    2,908,417    3,045,884     (66,759)(1)    5,887,542
                                                      (17,775)(2)
 Corporate operating
  and property
  management expenses...   2,042,039      391,114     800,000 (3)    3,233,153      543,464     (58,093)(2)    3,718,524
 Site selection costs...     512,529                                   512,529                                   512,529
 Depreciation and
  amortization..........     146,726      623,721     263,067 (4)    1,033,514      737,220     422,780 (4)    2,193,514
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
   Total costs and
    expenses............   3,033,817    3,670,445     983,351        7,687,613    4,326,568     297,928       12,312,109
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
   Income (loss) from
    operations..........  (2,155,932)   2,565,140  (1,143,138)        (733,930)   3,045,747    (459,512)       1,852,305
Interest income
 (expense)..............     848,510   (1,104,633)  1,104,633 (5)      848,510   (1,733,591)  1,689,591 (5)      804,510
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
 Income (loss) before
  income taxes..........  (1,307,422)   1,460,507     (38,505)      $  114,580   $1,312,156  $1,230,079      $ 2,656,815
 Provision for income
  taxes.................                              (45,000)(6)      (45,000)                (991,000)(6)   (1,036,000)
                         -----------   ----------  ----------       ----------   ----------  ----------      -----------
 Net income (loss)...... $(1,307,422)  $1,460,507   $ (83,505)      $   69,580   $1,312,156  $  239,079      $ 1,620,815
                         ===========   ==========  ==========       ==========   ==========  ==========      ===========
 Net income (loss) per
  common share(7)....... $     (0.10)                               $     0.01                               $      0.11
                         ===========                                ==========                               ===========
 Weighted average
  number of common and
  equivalent shares
  outstanding during
  the period(7).........  12,652,110                                13,849,898                                15,260,204
                         ===========                                ==========                               ===========

                  EXTENDED STAY AMERICA, INC. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             FOR THE THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)

                                                                  PRO FORMA
                                       COMPLETED                  COMPLETED      PROPOSED
                           ACTUAL     ACQUISITIONS ADJUSTMENTS   ACQUISITIONS  ACQUISITIONS ADJUSTMENTS     PRO FORMA
Revenue:
 Room revenue........... $ 1,137,841    $778,821     $           $ 1,916,662    $1,827,570   $             $ 3,744,232
 Other revenue..........      32,988      30,016                      63,004        97,123                     160,127
                         -----------    --------     -------     -----------    ----------   ---------     -----------
   Total revenue........   1,170,829     808,837                   1,979,666     1,924,693                   3,904,359
Costs and expenses:
 Property operating
  expenses..............     442,540     288,123                     730,663       790,051                   1,520,714
 Corporate operating
  and property
  management expenses...   1,580,655      58,937                   1,639,592       145,739     (11,260)(2)   1,774,071
 Site selection costs...     823,733                                 823,733                                   823,733
 Depreciation and
  amortization..........     203,343      73,199      20,238 (4)     296,780       186,215     103,785 (4)     586,780
                         -----------    --------     -------     -----------    ----------   ---------     -----------
   Total costs and
    expenses............   3,050,271     420,259      20,238       3,490,768     1,122,005      92,525       4,705,298
   Income (loss) from
    operations..........  (1,879,442)    388,578     (20,238)     (1,511,102)      802,688     (92,525)       (800,939)
Interest income
 (expense)..............   1,450,132     (64,151)     64,151 (5)   1,450,132      (424,570)    399,570 (5)   1,425,132
                         -----------    --------     -------     -----------    ----------   ---------     -----------
Income (loss) before
 income taxes...........    (429,310)    324,427      43,913         (60,970)      378,118     307,045         624,193
Provision for income
 taxes..................                                                                      (243,000)(6)    (243,000)
                         -----------    --------     -------     -----------    ----------   ---------     -----------
Net income (loss)....... $  (429,310)   $324,427     $43,913     $   (60,970)   $  378,118   $  64,045     $   381,193
                         ===========    ========     =======     ===========    ==========   =========     ===========
Net loss per common
 share(7)............... $     (0.02)                            $     (0.00)                              $      0.02
                         ===========                             ===========                               ===========
Weighted average number
 of common and
 equivalent shares
 outstanding during the
 period(7)..............  22,467,393                              23,025,192                                24,785,595
                         ===========                             ===========                               ===========

- ---------------------
(1) To eliminate the estimated revenues and expenses for the Acquired Facilities, the Marietta Facility, the KHEC Facility, and the M & M Facilities for the period January 1, 1995 through January 8, 1995 in order to present a period comparable to the historical period for the Company.

(2) To eliminate in consolidation management fees charged to the Marietta Facility prior to being acquired by the Company and franchise fees incurred by KHEC.

(3) Reflects estimated increases in: (i) salaries and benefits--$238,000; (ii) state capital-based taxes--$150,000; (iii) audit and tax fees--$75,000;
    (iv) legal expenses--$37,000; (v) directors' and officers' insurance-- $150,000; (vi) additional expenses--$150,000, as if the Company had been a public company on the date of inception.

(4) To adjust depreciation and amortization expense to reflect the expense based on the purchase price paid and to be paid by the Company for the Acquired Facilities, the Marietta Facility, the KHEC Facility, and the M & M Facilities for any period prior to acquisition.

(5) To eliminate non-continuing interest expense paid by the Acquired Facilities, the Marietta Facility, the KHEC Facility, and the M & M Facilities prior to acquisition, net of interest income earned by the Company on the amount of cash used in the acquisitions.

(6) To provide for estimated income tax expense.

(7) See notes 2, 5 and 14 to the Company's consolidated financial statements.

                  EXTENDED STAY AMERICA, INC. AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1996
                                  (UNAUDITED)

  This unaudited pro forma consolidated balance sheet is presented as if the June 1996 Offering had been completed and the acquisition of the Gwinnett Facility and the proposed acquisitions of the KHEC Facility and the M&M Facilities had occurred on March 31, 1996. Such pro forma information is based upon the consolidated balance sheet of the Company and the balance sheets of Gwinnett, KHEC, and the M&M Facilities as of March 31, 1996. It should be read in conjunction with the financial statements listed in the index on page F-1 of this Prospectus. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

  This unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 1996, nor does it purport to represent the future financial position of the Company.

                                       ACQUISITIONS
                                        SUBSEQUENT
                                       TO MARCH 31,
                                         1996 AND
                                         PROPOSED
                            ACTUAL     ACQUISITIONS  ADJUSTMENTS       PRO FORMA
         ASSETS
Current assets:
  Cash and cash
   equivalents.......... $104,010,918    $ 628,882   $ (3,098,882)(1) $391,358,418
                                                      289,817,500 (2)
  Refundable deposits...      621,654                                      621,654
  Supply inventories....      291,266       88,050        281,950 (1)      661,266
  Prepaid expenses......      366,142        2,198         (2,198)(1)      366,142
  Other current assets..       56,768      180,808       (180,808)(1)       56,768
                         ------------  -----------   ------------     ------------
    Total current
     assets.............  105,346,748      899,938    286,817,562      393,064,248
                         ------------  -----------   ------------     ------------
Property and equipment,
 net....................   51,658,313   20,257,229     20,347,771 (1)   92,263,313
Site deposits and
 preacquisition costs...    3,913,811                                    3,913,811
Deferred loan costs.....    5,294,114        8,327         (8,327)(1)    5,294,114
Other assets............      156,741      102,532       (102,532)(1)      156,741
                         ------------  -----------   ------------     ------------
                         $166,369,727  $21,268,026   $307,054,474     $494,692,227
                         ============  ===========   ============     ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable...... $    925,504  $   136,042   $   (136,042)(1) $    925,504
  Accrued salaries and
   related expenses.....       67,855       22,177        (22,177)(1)       67,855
  Due to related
   parties..............       71,845      211,334       (211,334)(1)       71,845
  Other accrued
   expenses.............      440,612      311,636           (891)(1)      751,357
  Deferred revenue......      330,856       19,087        (19,087)(1)      330,856
  Current maturities of
   long-term debt.......                 6,335,578     (6,335,578)(1)
                         ------------  -----------   ------------     ------------
    Total current
     liabilities........    1,836,672    7,035,854     (6,725,109)       2,147,417
                         ------------  -----------   ------------     ------------
Long-term debt..........                13,564,248    (13,564,248)(1)
Shareholders' Equity:
  Preferred stock, $.01
   par value, 10,000,000
   shares authorized, no
   shares issued or
   outstanding..........
  Common stock, $.01 par
   value, 200,000,000
   shares authorized,
   22,853,092 and
   34,039,192 shares
   issued and
   outstanding for
   Actual and Pro Forma,
   respectively.........      228,531      226,733       (212,622)(1)      340,392
                                                           97,750 (2)
  Additional paid in
   capital..............  166,041,256       30,270     38,149,874 (1)  493,941,150
                                                      289,719,750 (2)
  Due from affiliated
   companies and prepaid
   services.............                  (521,395)       521,395 (1)
  Accumulated
   (deficit)/retained
   earnings.............   (1,736,732)     932,316       (932,316)(1)   (1,736,732)
                         ------------  -----------   ------------     ------------
    Total shareholders'
     equity.............  164,533,055      667,924    327,343,831      492,544,810
                         ------------  -----------   ------------     ------------
                         $166,369,727  $21,268,026   $307,054,474     $494,692,227
                         ============  ===========   ============     ============

- ---------------------
(1) To reflect the purchase adjustments relating to the acquisition of the Gwinnett Facility for 172,100 shares of Common Stock and the proposed acquisitions of the KHEC Facility and the M&M Facilities assuming the acquisitions are completed through the issuance of approximately 101,000 and 1,138,000 shares, respectively, of Common Stock and to reflect the use of $2,000,000 of the Company's cash representing the estimated costs to remodel and to convert the KHEC property to an extended stay lodging facility and the use of $470,000 of the Company's cash to retire debt of the M&M Facilities assumed by the Company.
(2) To reflect the estimated net proceeds of the June 1996 Offering.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Extended Stay America, Inc.
Ft. Lauderdale, Florida

  We have audited the accompanying balance sheet of Apartment Inn Partners/Gwinnett, L.P. as of December 31, 1995 and the related statements of operations and partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Apartment Inn
Partners/Gwinnett, L.P. at December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Spartanburg, South Carolina
June 25, 1996

                     APARTMENT INN PARTNERS/GWINNETT, L.P.

                                 BALANCE SHEETS

                              DECEMBER 31,  MARCH 31,
                                  1995        1996
           ASSETS             ------------ -----------
                                           (UNAUDITED)
Current assets:
  Cash and cash equivalents.   $  238,871  $  308,635
  Accounts receivable.......       14,560      28,556
  Supply inventories........       32,950      32,950
  Prepaid expenses..........                    2,198
                               ----------  ----------
    Total current assets....      286,381     372,339
                               ----------  ----------
Property and equipment, net.    2,651,717   2,631,082
Other assets................       10,575      10,575
                               ----------  ----------
                               $2,948,673  $3,013,996
                               ==========  ==========
 LIABILITIES AND PARTNERS'
          CAPITAL
Current liabilities:
  Accounts payable..........   $    5,666  $   17,927
  Accrued salaries and
   related expenses.........        3,933       6,640
  Other accrued expenses....       24,601      28,496
  Deferred revenue..........        7,872       9,588
  Current maturities of
   long-term debt--related
   party....................      194,451     199,352
                               ----------  ----------
    Total current
     liabilities............      236,523     262,003
                               ----------  ----------
Long-term debt--related
 party......................    2,387,119   2,335,405
                               ----------  ----------
    Total liabilities.......    2,623,642   2,597,408
                               ----------  ----------
Partners' capital...........      325,031     416,588
                               ----------  ----------
                               $2,948,673  $3,013,996
                               ==========  ==========


    The accompanying notes are an integral part of the financial statements.

                     APARTMENT INN PARTNERS/GWINNETT, L.P.

                 STATEMENTS OF OPERATIONS AND PARTNERS' CAPITAL

                                FOR THE         FOR THE            FOR THE
                               YEAR ENDED  THREE MONTHS ENDED THREE MONTHS ENDED
                              DECEMBER 31,     MARCH 31,          MARCH 31,
                                  1995            1995               1996
                              ------------ ------------------ ------------------
                                              (UNAUDITED)        (UNAUDITED)
Revenue:
  Room revenue..............   $1,231,786       $296,835           $320,753
  Other revenue.............       62,187         18,465             14,050
                               ----------       --------           --------
    Total revenue...........    1,293,973        315,300            334,803
                               ----------       --------           --------
Costs and expenses:
  Property operating
   expenses.................      588,760        143,286            135,319
  Management fees expense...       88,662          9,439             19,976
  Depreciation and
   amortization.............      109,636         25,971             23,800
                               ----------       --------           --------
    Total costs and
     expenses...............      787,058        178,696            179,095
                               ----------       --------           --------
Income from operations......      506,915        136,604            155,708
Other expense:
  Interest expense--related
   party....................      267,836         68,589             64,151
                               ----------       --------           --------
    Net income..............      239,079         68,015             91,557
Partners' capital, beginning
 of period..................       85,952         85,952            325,031
                               ----------       --------           --------
Partners' capital, end of
 period.....................   $  325,031       $153,967           $416,588
                               ==========       ========           ========



    The accompanying notes are an integral part of the financial statements.

                     APARTMENT INN PARTNERS/GWINNETT, L.P.

                            STATEMENTS OF CASH FLOWS

                                FOR THE         FOR THE            FOR THE
                               YEAR ENDED  THREE MONTHS ENDED THREE MONTHS ENDED
                              DECEMBER 31,     MARCH 31,          MARCH 31,
                                  1995            1995               1996
                              ------------ ------------------ ------------------
                                              (UNAUDITED)        (UNAUDITED)
Cash flows from operating
 activities:
  Net income................    $239,079        $ 68,015           $ 91,557
  Adjustments to reconcile
   net income to net cash
   provided by operating
   activities:
    Depreciation and
     amortization...........     109,636          25,971             23,800
    Change in:
     Accounts receivable....      (2,391)        (11,560)           (13,996)
     Prepaid and other
      current assets........       1,216            (569)            (2,198)
     Accounts payable.......      (1,724)          9,975             12,261
     Accrued expenses.......      (5,844)         12,175              8,318
                                --------        --------           --------
      Net cash provided by
       operating activities.     339,972         104,007            119,742
                                --------        --------           --------
Cash flows from investing
 activities:
  Purchases of property and
   equipment................      (8,577)         (2,451)            (3,165)
                                --------        --------           --------
      Net cash used in
       investing activities.      (8,577)         (2,451)            (3,165)
                                --------        --------           --------
Cash flows from financing
 activities:
  Principal payments on
   long-term debt--related
   party....................    (176,019)        (42,535)           (46,813)
                                --------        --------           --------
      Net cash used in
       financing activities.    (176,019)        (42,535)           (46,813)
                                --------        --------           --------
Net increase in cash........     155,376          59,021             69,764
Cash at beginning of period.      83,495          83,495            238,871
                                --------        --------           --------
Cash at end of period.......    $238,871        $142,516           $308,635
                                ========        ========           ========
Supplemental cash flow
 disclosure, interest paid..    $267,836        $ 68,589           $ 64,151
                                ========        ========           ========



    The accompanying notes are an integral part of the financial statements.

                     APARTMENT INN PARTNERS/GWINNETT, L.P.

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Description of Business. Apartment Inn Partners/Gwinnett, L.P. (the "Partnership") is a Georgia limited partnership that operates an extended stay facility (known as the "Apartment Inn") in Lawrenceville, Georgia. On June 25, 1996, the Partnership's extended stay facility was acquired by Extended Stay America, Inc.

  Pervasiveness of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Cash and Cash Equivalents. Cash and cash equivalents consist of cash on hand and on deposit, and highly liquid instruments with maturities of three months or less when purchased. The carrying amount of cash and cash equivalents is the estimated fair value at December 31, 1995.

  Supply Inventories. Supply inventories consist primarily of linen, cleaning and other room supplies and are stated at the lower of cost or market.

  Property and Equipment. Property and equipment is stated at cost.

  Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the assets. Maintenance and repairs are charged to operations as incurred; major renewals and improvements are capitalized. The gain or loss on the disposition of property and equipment is recorded in the year of disposition.

  The lives on the assets are as follows:

      Building and improvements........................................ 39 years
      Furniture, fixtures and equipment................................  7 years

  Income Taxes. Any income taxes relating to income earned by the Partnership are paid by the partners.

  Revenue Recognition. Room revenue and other income are recognized when earned.

  Unaudited Interim Financial Statements. The unaudited interim financial statements have been prepared pursuant to generally accepted accounting principles applicable to interim financial statements and include all adjustments which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented. All such adjustments are, in the opinion of management, of a normal recurring nature. Results for the three months ended March 31, 1995 and 1996 are not necessarily indicative of results to be expected for a full year. All data at March 31, 1996 and for each of the three-month periods ended March 31, 1995 and 1996 are unaudited.

                     APARTMENT INN PARTNERS/GWINNETT, L.P.

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

2. PROPERTY AND EQUIPMENT:

  Property and equipment consists of the following at December 31, 1995:

      Land.......................................................... $  451,800
      Building and improvements.....................................  2,144,300
      Furniture, fixtures and equipment.............................    192,627
                                                                     ----------
                                                                      2,788,727
      Less accumulated depreciation.................................    137,010
                                                                     ----------
                                                                     $2,651,717
                                                                     ==========

3. LONG-TERM DEBT:

  Long-term debt consists of the following as of December 31, 1995:

      Note payable, principal and interest payable to the general partner of the Partnership at $36,988 monthly through
       September 2004, interest at 10%.............................. $2,581,570
      Less current maturities.......................................    194,451
                                                                     ----------
      Long-term debt, net of current maturities..................... $2,387,119
                                                                     ==========

  The note payable is collateralized by substantially all of the Partnership's property and equipment. Aggregate maturities of long-term debt are as follows:
1996--$194,451; 1997--$214,812; 1998--$237,305; 1999--$262,154; 2000--$289,606;
thereafter $1,383,242.

  The Partnership believes that there is no material difference in the carrying amount and estimated fair value of the long-term debt.

4. LITIGATION:

  From time to time, the Partnership has been involved in various legal proceedings. Management believes that all such litigation is routine in nature and incidental to the conduct of its business, and that none of such litigation, if determined adversely to the Partnership, would have a material adverse effect on its financial condition.